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                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                          SUPPLEMENT DATED MAY 5, 2006
                                       TO
                          PROSPECTUS DATED MAY 1, 2006

This supplement provides information in addition to that contained in the prospectus dated May 1, 2006 for the American Forerunner Series variable annuity Contracts. This supplement should be read and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at (800) 435-4117 to request a free copy. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Add the following sentence, as the last sentence, under "Annual Step-Up Death Benefit" on page A-33, under "Greater of Annual Step-Up or 5% Annual Increase Death Benefit" on page A-33 and under "Earnings Preservation Benefit Rider" on page A-34:

"You may not purchase this benefit if you are 80 years of age or older."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

501 Boylston Street                                   Telephone: (800) 435-4117
Boston, MA 02116